UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2015

POLONIA BANCORP, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-35739	45-3181577
(State or other jurisdiction of Incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

3993 Huntingdon Pike, 3rd Floor Huntingdon Valley, Pennsylvania 19006

(Address of principal executive offices) (Zip Code)

(215) 938-8800

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

The annual meeting of stockholders of Polonia Bancorp, Inc. (the “Company”) was held on May 19, 2015. The final results for each of the matters submitted to a vote of stockholders at the annual meeting are as follows:

1.	The following individuals were elected as directors of the Company, to serve for three year terms or until their successors are elected and qualified, by the following vote:

	FOR	WITHHELD	BROKER NON-VOTES

Robert J. Woltjen	1,419,406	1,263,127	386,057

2.	The appointment of S.R. Snodgrass, A.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015 was ratified by the stockholders by the following vote:

FOR	AGAINST	ABSTENTIONS

2,712,496	344,075	12,019

There were no broker non-votes on the proposal.

3.	An advisory vote was taken on the compensation of the Company's named executive officers as disclosed in the proxy statement for the annual meeting of stockholders and the vote was as follows:

FOR	AGAINST	ABSTENTIONS

1,598,269	1,079,694	4,570

There were 386,057 broker non-votes on the proposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

POLONIA BANCORP, INC.

Date: May 20, 2015	By:	/s/ Paul D. Rutkowski
Paul D. Rutkowski Chief Financial Officer and Corporate Secretary